Deferred Charges, Net (Tables)	6 Months Ended
Sep. 30, 2014
Deferred Charges, Net.
Schedule of movement of deferred charges

	Financing costs	Drydocking costs	IPO offering costs	Total deferred charges, net
Balance, April 1, 2014	716,040	535,291	1,304,343	2,555,674
Additions	—	319,900	760,680	1,080,580
Amortization	(505,184)	(64,731)	—	(569,915)
Transferred to APIC	—	—	(2,065,023)	(2,065,023)
Balance, September 30, 2014	210,856	790,460	—	1,001,316